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                                                                   EXHIBIT 10.71

                         NON-NEGOTIABLE PROMISSORY NOTE

$2,500,000.00                                       March 23, 1999


          FOR VALUE RECEIVED, the undersigned hereby promises to pay to CMG, Inc. (the "Seller") Two Million Five Hundred Thousand Dollars ($2,500,000.00), without interest, in three equal annual installments of $833,333.33 on each of March 23, 2000, 2001 and 2002, at the principal executive offices of the undersigned, 3151 East Washington Boulevard, Los Angeles, California, or at such other place in the City of Los Angeles as may be designed by the undersigned to the Seller in writing from time to time.

          At the election of either the Seller or the undersigned, any installment of principal due under this Note shall be converted into the right to receive 20,850 fully paid and nonassessable shares of the common stock (the "Common Stock") of Tarrant Apparel Group (the "Parent") as adjusted for any stock splits, stock dividends or similar transactions. Any such delivery of shares shall be deemed to have occurred at the close of business on the day of such delivery, and the rights of the Seller hereunder shall thereupon cease with respect to such installment of principal, and the Seller shall thereupon be deemed for all purposes to have become the holder of record of the shares of Common Stock so delivered. The election of either the Seller or the undersigned to convert any installment of principal due hereunder into the right to receive Common Stock as set forth above may be exercised by giving written notice to the undersigned or the Seller, respectively, not more than 30 days and not less than 10 days before the date such installment shall be due.

          Notwithstanding anything to the contrary contained herein or in the Purchase Agreement (as defined below), the undersigned shall have the right to set-off against any amount otherwise due hereunder any obligation of the Seller or the Shareholder (as defined below) to the undersigned or the Parent under the Purchase Agreement (as defined below) (a "claim"); provided, however, that the
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undersigned first shall have delivered to the Seller in writing a summary description of the factual and legal bases for such claim or obligation and an estimate of the amount thereof. In the event that a claim is based upon the demand of a person other than the undersigned or the Parent and subject to the parties respective rights therein under the Purchase Agreement, which demand is finally determined by a decision from which no appeal may be taken, the amount of such claim shall be deemed to have been finally determined thereby and not to be subject to further arbitration. The foregoing right of off-set shall terminate as of August 30, 2000 with respect to any claim which has not accrued as of such date.

          The undersigned shall not be required to deliver fractions of shares of Common Stock under this Note. If a fraction of a share of Common Stock otherwise would be deliverable, in lieu thereof the undersigned shall pay to the Seller the cash value of such fractional share as determined above.

          The Seller shall not be considered a shareholder of the Parent for any purpose by virtue of the ownership of this Note, nor shall anything in this Note be construed to confer upon the Seller any rights as a shareholder of the Parent, including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

          This Note is the promissory note referred to in Section 1.2(a)(v) of that certain Agreement for Purchase of Assets dated as of March 23, 1999 (the "Purchase Agreement"), by and among the Seller, the undersigned, the Parent, and Charles Ghailian, the sole shareholder of the Seller (the "Shareholder"), and which contains provisions for the offset of certain claims or obligations of the Parent or the undersigned against the Seller or the Shareholder upon the happening of certain stated events.

          Neither this Note nor any rights hereunder shall be assigned, pledged, hypothecated or otherwise transferred by the Seller without the prior written consent of the undersigned in each instance and then subject to the right of off-set set forth above.

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          The validity, construction and interpretation of this Note shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

          The Seller and the undersigned each, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum,
(iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to the address of such party specified in or designated pursuant to Section 7.4 of the Purchase Agreement. The Seller and the undersigned each agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

          Subject to the preceding paragraph, any controversy arising out of or relating to this Note shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Note and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The Seller and the undersigned agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding hereunder until that party has furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

          Nothing in this Note, expressed or implied, is intended to confer upon any person other than the Seller any rights or remedies under or by reason of this Note.

          This Note has been reviewed by legal counsel for the Seller and the undersigned and is the product of informed negotiations between such parties. If any part of this Note is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by such parties. Each such party acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Note.

          IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first set forth above.


                                 CHAZZZ ACQUISITION, L.L.C.

                                 By    /s/ Mark B. Kristof
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                                      Authorized Representative

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